UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07209

T. Rowe Price Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

Value Fund	June 30, 2016

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks rose in the first half of 2016, but the advance belied considerable investor consternation over the period. After slumping early this year, stocks and oil prices rebounded starting in February as global growth concerns receded and the Federal Reserve signaled that it would proceed cautiously in raising interest rates. The upswing was curtailed in June after the UK voted to leave the European Union, a decision that sparked a global markets rout that briefly pushed major U.S. stock indices into the red for the year. However, a subsequent rally erased Brexit-induced losses and generated a slight gain for U.S. stocks for the six months.

The Value Fund returned 2.14% for the six months ended June 30, 2016, trailing the Standard & Poor’s 500 Index, which returned 3.84%. The fund also lagged the return of its peer group, the Lipper Large-Cap Value Funds Index. (Returns for the Advisor and I Classes reflect their different fee structures.) Since your fund’s inception in 1994, it has outpaced both the broad market and its Lipper peer group by posting an annualized gain of 10.76% compared with the S&P 500’s return of 9.28% and the Lipper index’s return of 8.22%.

The fund’s performance versus its peers over longer time periods remained outstanding. The Value Fund is in the top half of its Lipper peer group for the trailing one-year period, the top quintile for the trailing three-year period, and the top decile for the trailing 5- and 10-year periods. Based on cumulative total return, Lipper ranked the fund 231 of 494, 56 of 436, 24 of 394, and 27 of 285 large-cap value funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2016, respectively. Past performance cannot guarantee future results.

MARKET ENVIRONMENT

The U.S. stock market’s first-half advance came amid a turbulent period for global financial markets. Stocks and oil prices dropped in the first six weeks of the year as investors worried about a global recession resulting from China’s economic slowdown and an oversupply of oil, but they turned around starting in February after concerns about the oil glut receded and Fed officials signaled fewer than expected interest rate increases this year. The Brexit vote on June 23 derailed the U.S. market’s advance, causing a two-day global stock sell-off and significant volatility in the currency market. However, stocks rallied in the last three days of June, pushing the major domestic stock indices back into positive territory for the year. Large-cap stocks underperformed mid-cap stocks but outpaced small-caps. Value stocks outperformed growth across the capitalization spectrum.

Oil prices heavily influenced investor sentiment over the period. U.S. oil prices hit a 13-year settlement low of roughly $26 a barrel in mid-February but rallied sharply in subsequent months, exceeding $50 a barrel in June before settling at roughly $48 a barrel at period-end. Eight out of 10 sectors in the S&P 500 advanced, led by telecommunication services and utilities, both of which climbed more than 20% as investors sought dividend-paying stocks. Energy and consumer staples followed with more modest double-digit returns. The financials sector declined, while information technology ended nearly flat.

PORTFOLIO REVIEW

Utilities contributed significantly to performance as the low interest rate environment lured yield-seeking investors into utilities stocks, which tend to pay hefty dividends and generate dependable earnings. We benefited from positive stock selection and an overweight to the sector, the second-best performer after telecom in the S&P 500 Index. Electricity providers PG&E, AES, and CenterPoint Energy ranked among your fund’s top contributors. We maintained our overweight to utilities, which we favor for their stable cash flow generation, higher dividend yields, and relatively less downside risk compared with other sectors. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our consumer staples holdings benefited returns thanks to favorable stock selection. Meat processing company Tyson Foods led contributors in this area. Tyson has shown good progress in transforming into a more valuable packaged foods company after its 2014 acquisition of Hillshire Brands, and its shares rose to record levels after it reported surprisingly strong earnings and forecasts. Philip Morris International was another solid contributor. Shares of Philip Morris and other tobacco companies—which typically pay high dividends, like utilities—rallied amid strong demand from income-seeking investors.

Conversely, our positioning proved less helpful in financials, which detracted significantly from performance. Most of the fund’s largest decliners were banks and insurance companies whose shares slumped amid concerns including nonperforming loans to energy companies, difficult trading conditions in the first quarter, and low interest rates globally. June’s Brexit vote dealt the latest blow to financials as investors worried that the decision would hurt economic growth in the UK and Europe and spur global central banks to further ease monetary policy, which would push interest rates even lower worldwide and severely impact the profitability and stability of many companies in the sector. Citigroup, Morgan Stanley, Bank of America, MetLife, and XL Group ranked among the heaviest detractors. While we made adjustments to some positions—such as trimming MetLife, eliminating Bank of America, and adding to JPMorgan Chase—we maintained our exposure to financials, our largest sector on an absolute basis. Low interest rates have squeezed profits at financial companies in recent years, but we believe the current low-rate environment is unsustainable over the long term. Once interest rates revert to normalized levels, we believe that our financial holdings will generate stronger earnings, which will be reflected in better stock performance.

Unfavorable selection in industrials and business services stocks hurt returns. Large detractors in this area included American Airlines, which suffered from disappointing revenue metrics, concerns about rising capacity in the industry, and slower travel demand after Brexit. Boeing detracted as the aerospace company’s shares declined amid a batch of unfavorable news, including a surprisingly weak earnings forecast, job cuts, and a regulatory probe into its accounting practices. We maintain positions in both companies, as we believe that American Airlines trades at a compelling valuation and that Boeing’s longer-term outlook will improve as the company’s cash flow starts to pick up.

PORTFOLIO STRATEGY AND CHANGES

To put our recent portfolio changes into perspective, we would like to recap our investment strategy. The Value Fund seeks to invest in fundamentally strong, attractively valued companies and holds them for a long time. We spend much effort determining the potential return and risk associated with a particular company. Specifically, we try to identify companies in which we believe an investment’s implicit upside is significantly greater than its inherent risk. Companies that generate strong free cash flow and trade at a discount to our estimated sum-of-the-parts valuation are some of the key features we look for. If we can continue to successfully identify companies with asymmetric return potential, then we should be able to outperform the market and our peers over the long term.

We pared our relatively large allocation to health care and added to our energy holdings, the most noteworthy positioning change over the reporting period. Our previous positioning in health care and energy helped drive your fund’s strong relative performance over the past few years. But in light of the dramatic sell-off in energy and what we perceive as increased regulatory risk in the health care sector, we believe that these positioning changes were necessary and will lead to continued outperformance over the long term. We reduced our position in drugmaker Pfizer, trimmed biotechnology company Gilead Sciences, and eliminated health insurer Cigna. We remain overweight in health care for its defensive qualities, strong long-term demographic tailwinds, and still-attractive valuations. We used the proceeds from these trades to fund purchases in the energy sector, including new positions in global oil majors ExxonMobil, Royal Dutch Shell, and Total. These are high-quality companies with solid balance sheets, lower cost structures, good cash flow generation, and access to low-cost sources of oil and natural gas. While energy stocks may be prone to further weakness if oil prices face renewed pressure, we believe that our holdings have unique attributes that will allow them to hold up well in such an environment.

While your fund owns mostly high-quality companies, we sought to strengthen its quality bias by selling lower-quality names and focusing on those that we think have the best potential to outperform in a challenging market backdrop. Besides initiating positions in several oil majors, we added to longstanding holding JPMorgan Chase and to financial services company Ameriprise Financial. As for major sales, we eliminated our position in Goldman Sachs since our fundamental analysis led us to believe that the investment bank would have a difficult time meeting its return on equity objectives. We also eliminated our position in software company CA, which is working to reduce its dependency on the declining mainframe computing market. We think CA’s growth prospects are limited, however, and sold our position in favor of companies with clearer turnaround prospects.

OUTLOOK

The U.S. economy continued to strengthen in the past six months, but the risks for investors have slightly grown following the Brexit referendum. Last December, we expressed concern about the strong U.S. dollar, China’s slowdown, a tepid U.S. recovery, and slumping commodity prices. Despite this year’s commodities recovery, most of these risks persist, though Brexit-induced uncertainty has superseded these concerns for now. Many private economists reduced their near-term growth forecasts for the UK and the eurozone shortly after the referendum, but we believe that it is still too early to assess Brexit’s longer-tem impact on global trade and investment.

We anticipate a choppy environment for U.S. stocks for the rest of 2016 as investors alternately focus on the positive and negative forces driving the market. Macroeconomic and geopolitical developments will likely continue to have a significant impact on financial markets in the coming months. While we realize that volatility can be unnerving for many investors, it also yields better stock-picking opportunities for active managers. Regardless of the prevailing market environment, we remain committed to our investment strategy of investing in high-quality, undervalued companies and holding them over the long term as we wait for them to reach their full potential.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Mark S. Finn
President of the fund and chairman of its Investment Advisory Committee

July 20, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/16
GE	4.2%
JPMorgan Chase	3.6
Pfizer	3.6
Tyson Foods	3.6
Philip Morris International	3.4
Microsoft	2.8
Medtronic	2.4
Citigroup	2.2
PG&E	2.2
Bank of New York Mellon	2.2
ExxonMobil	2.0
Exelon	2.0
Total	1.9
Ameriprise Financial	1.8
Cisco Systems	1.6
Spectra Energy	1.6
Morgan Stanley	1.6
Marsh & McLennan	1.6
Aetna	1.5
Royal Dutch Shell	1.5
XL Group	1.5
HCA Holdings	1.3
Boeing	1.3
Agilent Technologies	1.2
Texas Instruments	1.1
Total	53.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/16	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE						
Beginning of period	$ 31.25	$ 34.65	$ 33.77	$ 26.38	$ 22.54	$ 23.34
Investment activities						
Net investment income[(1)]	0.23	0.71	0.44	0.41	0.42	0.35[(2)]
Net realized and unrealized gain / loss	0.44	(1.37)	3.96	9.34	3.96	(0.83)
Total from investment activities	0.67	(0.66)	4.40	9.75	4.38	(0.48)
Distributions						
Net investment income	–	(0.65)	(0.43)	(0.41)	(0.44)	(0.32)
Net realized gain	–	(2.09)	(3.09)	(1.95)	(0.10)	–
Total distributions	–	(2.74)	(3.52)	(2.36)	(0.54)	(0.32)
NET ASSET VALUE						
End of period	**$ 31.92**	**$ 31.25**	**$ 34.65**	**$ 33.77**	**$ 26.38**	**$ 22.54**

Ratios/Supplemental Data

Total return[(3)]	**2.14%**	**(1.74)%**	**13.37%**	**37.31%**	**19.46%**	**(2.00)%[(2)]**
Ratio of total expenses to average net assets	0.82%[(4)]	0.81%	0.82%	0.84%	0.85%	0.85%[(2)]
Ratio of net investment income to average net assets	1.50%[(4)]	2.08%	1.23%	1.31%	1.67%	1.49%[(2)]
Portfolio turnover rate	62.3%	68.2%	54.0%	44.1%	55.5%	53.0%
Net assets, end of period (in millions)	$ 21,144	$ 21,660	$ 21,583	$ 17,815	$ 13,319	$ 11,297

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses permanently waived of 0.00% of average net assets for the year ended 12/31/11 related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS   For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/16	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE						
Beginning of period	$ 30.80	$ 34.18	$ 33.38	$ 26.12	$ 22.33	$ 23.11
Investment activities						
Net investment income[1]	0.20	0.62	0.36	0.34	0.35	0.30[2]
Net realized and unrealized gain / loss	0.43	(1.35)	3.91	9.23	3.93	(0.81)
Total from investment activities	0.63	(0.73)	4.27	9.57	4.28	(0.51)
Distributions						
Net investment income	–	(0.56)	(0.38)	(0.36)	(0.39)	(0.27)
Net realized gain	–	(2.09)	(3.09)	(1.95)	(0.10)	–
Total distributions	–	(2.65)	(3.47)	(2.31)	(0.49)	(0.27)
NET ASSET VALUE						
End of period	**$ 31.43**	**$ 30.80**	**$ 34.18**	**$ 33.38**	**$ 26.12**	**$ 22.33**

Ratios/Supplemental Data

Total return[3]	**2.05%**	**(1.97)%**	**13.13%**	**36.98%**	**19.19%**	**(2.16)%**[2]
Ratio of total expenses to average net assets	1.03%[4]	1.05%	1.04%	1.04%	1.07%	1.03%[2]
Ratio of net investment income to average net assets	1.30%[4]	1.84%	1.01%	1.10%	1.41%	1.28%[2]
Portfolio turnover rate	62.3%	68.2%	54.0%	44.1%	55.5%	53.0%
Net assets, end of period (in millions)	$ 593	$ 599	$ 652	$ 354	$ 254	$ 294

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses permanently waived of 0.00% of average net assets for the year ended 12/31/11 related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 97.6%		
CONSUMER DISCRETIONARY 6.3%		
Auto Components 1.1%		
Johnson Controls	5,650,700	250,100
		250,100
Hotels, Restaurants & Leisure 1.1%		
Las Vegas Sands	1,872,000	81,413
Norwegian Cruise Line Holdings (1)	4,380,344	174,513
		255,926
Household Durables 0.5%		
Lennar, Class A (2)	1,063,400	49,023
Whirlpool	391,005	65,157
		114,180
Leisure Products 1.1%		
Mattel	7,594,828	237,642
		237,642
Media 1.5%		
Comcast, Class A	1,422,600	92,739
Liberty Global, Series C (1)	2,646,200	75,814
Liberty Global LiLAC, Class C (1)	255,152	8,290
Twenty-First Century Fox	3,053,900	83,219
Walt Disney	812,100	79,439
		339,501
Multiline Retail 0.1%		
Kohl's	533,000	20,212
		20,212

ENERGY 9.9%		
Energy Equipment & Services 0.3%		
Baker Hughes	1,019,924	46,029
Tenaris, ADR	893,304	25,763
		71,792
Oil, Gas & Consumable Fuels 9.6%		
Chevron	1,211,600	127,012
EQT	1,411,730	109,310
ExxonMobil	4,862,900	455,848
Occidental Petroleum	1,539,800	116,347
Royal Dutch Shell, ADR	6,010,051	331,875
Spectra Energy	10,007,300	366,568
Total, ADR	9,036,494	434,655
Tourmaline Oil (CAD) (1)	2,604,400	68,560
TransCanada	3,363,900	152,116
		2,162,291
Total Energy		2,234,083
FINANCIALS 21.5%		
Banks 7.6%		
Citigroup	11,881,912	503,674
Fifth Third Bancorp (2)	5,762,967	101,371
JPMorgan Chase (2)	12,987,643	807,052
KeyCorp	11,762,300	129,973
U.S. Bancorp (2)	2,228,700	89,884
Wells Fargo	1,611,600	76,277
		1,708,231
Capital Markets 7.2%		
Ameriprise Financial	4,390,156	394,455
Bank of New York Mellon	12,633,607	490,816

BlackRock (2)	475,714	162,946
Charles Schwab	1,585,499	40,129
Morgan Stanley	13,753,196	357,308
State Street	3,290,800	177,440
		1,623,094
Insurance 5.0%		
American International Group	3,045,455	161,074
Chubb	144,700	18,914
Genworth Financial, Class A (1)	4,267,804	11,011
Marsh & McLennan	5,130,800	351,255
MetLife	6,225,093	247,945
XL Group	9,852,500	328,187
		1,118,386
Real Estate Investment Trusts 1.7%		
General Growth Properties, REIT	1,607,200	47,927
VEREIT, REIT	12,541,200	127,168
Weyerhaeuser, REIT	7,046,100	209,762
		384,857
Total Financials		4,834,568
HEALTH CARE 17.2%		
Biotechnology 0.7%		
Gilead Sciences	1,701,100	141,906
		141,906
Health Care Equipment & Supplies 5.0%		
Abbott Laboratories	3,194,800	125,587
Becton, Dickinson & Company	1,329,063	225,396
Danaher	1,531,100	154,641
Hologic (1)	2,352,884	81,410

Medtronic	6,259,267	543,117
		1,130,151
Health Care Providers & Services 4.3%		
Aetna (2)	2,832,800	345,970
Anthem	1,900,503	249,612
HCA Holdings (1)	3,886,315	299,285
UnitedHealth Group	561,400	79,269
		974,136
Life Sciences Tools & Services 2.1%		
Agilent Technologies	5,878,300	260,762
Thermo Fisher Scientific	1,478,400	218,448
		479,210
Pharmaceuticals 5.1%		
Mallinckrodt (1)	1,438,006	87,402
Merck	1,083,100	62,397
Mylan (1)	4,602,165	198,998
Pfizer	22,814,865	803,311
		1,152,108
Total Health Care		3,877,511
INDUSTRIALS & BUSINESS SERVICES 8.4%		
Aerospace & Defense 2.3%		
Boeing	2,302,300	299,000
Harris (2)	928,400	77,466
Rockwell Collins	669,000	56,958
United Technologies	739,700	75,856
		509,280
Airlines 0.7%		
American Airlines	4,060,008	114,939

United Continental (1)	1,328,400	54,517
		169,456
Commercial Services & Supplies 0.6%		
Tyco International	3,171,200	135,093
		135,093
Electrical Equipment 0.1%		
Eaton	208,532	12,456
		12,456
Industrial Conglomerates 4.2%		
GE	30,108,400	947,812
		947,812
Machinery 0.5%		
Illinois Tool Works (2)	441,400	45,976
Pentair (2)	1,252,539	73,011
		118,987
Total Industrials & Business Services		1,893,084
INFORMATION TECHNOLOGY 9.7%		
Communications Equipment 2.5%		
Cisco Systems	12,874,500	369,369
Juniper Networks	8,305,000	186,780
		556,149
Electronic Equipment, Instruments & Components 0.8%		
Keysight Technologies (1)	2,717,845	79,062
TE Connectivity	1,842,782	105,242
		184,304
Semiconductor & Semiconductor Equipment 2.2%		
Analog Devices (2)	885,000	50,126
NXP Semiconductors (1)	2,306,800	180,715

TELECOMMUNICATION SERVICES 0.6%		
Wireless Telecommunication Services 0.6%		
Vodafone, ADR	4,378,500	135,252
Total Telecommunication Services		135,252
UTILITIES 8.9%		
Electric Utilities 6.3%		
American Electric Power	3,605,500	252,710
Exelon	12,429,100	451,922
FirstEnergy	6,843,400	238,903
PG&E (2)	7,679,500	490,874
		1,434,409
Independent Power & Renewable Electricity Producers 1.4%		
AES	20,358,863	254,079
NRG Energy	3,963,000	59,405
		313,484
Multi-Utilities 1.2%		
CenterPoint Energy	10,103,431	242,482
DTE Energy	244,600	24,245
		266,727
Total Utilities		2,014,620
Total Common Stocks (Cost $18,880,621)		21,976,366
CORPORATE BONDS 0.3%		
Valeant Pharmaceuticals, 5.875%, 5/15/23 (4)	69,661,000	56,251
Western Digital, 10.50%, 4/1/24 (4)	21,670,000	23,187
Total Corporate Bonds (Cost $78,904)		79,438

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The fund has three classes of shares: the Value Fund original share class, referred to in this report as the Investor Class, incepted on September 30, 1994; the Value Fund–Advisor Class (Advisor Class), incepted on March 31, 2000; and the Value Fund–I Class (I Class), incepted on August 28, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $445,000 for the six months ended June 30, 2016.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2016, the fund realized $79,109,000 of net gain on $279,550,000 of in-kind redemptions.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2016, the value of loaned securities was $74,808,000; the value of cash collateral and related investments was $75,543,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $13,631,532,000 and $14,258,665,000, respectively, for the six months ended June 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2016, the cost of investments for federal income tax purposes was $19,810,881,000. Net unrealized gain aggregated $2,896,883 at period-end, of which $3,491,760,000 related to appreciated investments and $594,877,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee; management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.35% of the fund’s average daily net assets. Through April 30, 2017, Price Associates has agreed to reduce the fund’s individual fee to 0.2975% for the portion of average daily net assets in excess of $20 billion. This contractual arrangement will renew automatically for one year terms thereafter and may be revised, revoked, or terminated only with approval of the fund’s Board. Further, the fund has no obligation to repay fees reduced under this arrangement. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended June 30, 2016, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended June 30, 2016, expenses incurred pursuant to these service agreements were $23,000 for Price Associates; $549,000 for T. Rowe Price Services, Inc.; and $503,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2016, the fund was charged $368,000 for shareholder servicing costs related to the college savings plans, of which $314,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2016, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds (Retirement Funds) and T. Rowe Price Target Funds (Target Funds) may invest. Neither the Spectrum Funds, the Retirement Funds, nor the Target Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Prior to February 1, 2016, the Target Funds were subject to the same special servicing arrangement; thus expenses associated with the operation of the Target Funds prior to that date were borne by the underlying Price Funds. Effective February 1, 2016, expenses associated with the operation of the Target Funds are borne by the Target Funds.

Expenses allocated under these special servicing agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2016, the fund was allocated $263,000 of Spectrum Funds’ expenses, $15,078,000 of Retirement Funds’ expenses, and $30,000 of Target Funds’ expenses. Of these amounts, $6,363,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2016, 78% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds, and approximately 11% of the outstanding shares of the I Class were held by the Target Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund; however, no Price fund or account may invest for the purpose of exercising management or control over the fund. At June 30, 2016, approximately 53% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,424,654 shares of the Investor Class, representing less than 1% of the Investor Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of June 30, 2016.

NOTE 6 - BORROWING

To provide temporary liquidity, the fund may borrow from other T. Rowe Price-sponsored mutual funds under an interfund borrowing program developed and managed by Price Associates. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended June 30, 2016, the fund incurred less than $1,000 in interest expense related to outstanding borrowings on one day in the average amount of $13,100,000 and at an average annual rate of 1.31%. At June 30, 2016, there were no borrowings outstanding.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page

https://www3.troweprice.com/usis/corporate/en/utility/policies.html and scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation on operating expenses with respect to the I Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio for the Investor Class, Advisor Class, and I Class in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds. The information also indicated that the total expense ratio for all three classes was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Value Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2016